UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of report (Date of earliest event reported): May 2, 2005


                            O'REILLY AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


         Missouri                                      44-0618012
--------------------------------------------------------------------------------
(State or Other Jurisdiction                  (IRS Employer Identification No.)
     of Incorporation)

                                233 S. Patterson
                           Springfield, Missouri 65802
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


                                  417-862-6708
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                (Not Applicable)
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-d(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240-13e-4(c))

Item 1.01 - Entry Into a Material Definitive Agreement

On May 2, 2005, O'Reilly Automotive, Inc. (the "Registrant") entered into a definitive agreement with Midwest Auto Parts Distributors ("Midwest") pursuant to which the Registrant has agreed to acquire all of the outstanding capital stock of Midwest for $61 million in cash. The transaction is expected to close on May 31, 2005, and is subject to customary closing conditions. There are no material relationships between the Registrant or its affiliates and Midwest other than the definitive agreement.

Item 9.01 - Financial Statements and Exhibitis

On  May  2,  2005,  the  Registrant  issued  a  press  release   announcing  the
transaction. The press release is attached hereto as Exhibiti 99.1.


Exhibit
Number         Description
------         -----------------------------------------------------------------

 99.1          Press Release dated May 2, 2005

The information in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 4, 2005
                                     O'REILLY AUTOMOTIVE, INC.

                                     By:/s/ James R. Batten
                                     -------------------------------------------
                                     James R. Batten
                                     Executive Vice President of Finance
                                      Chief Financial Officer and Treasurer
                                      (principal financial officer)

EXHIBIT 99.1

FOR IMMEDIATE RELEASE

For further information contact:                              Greg Henslee
                                                              James R. Batten
                                                              (417) 862-3333
________________________________________________________________________________

                    O'REILLY AUTOMOTIVE ANNOUNCES PURCHASE OF
                         MIDWEST AUTO PARTS DISTRIBUTORS
________________________________________________________________________________

Springfield,  MO, May 2, 2005 -- O'Reilly Automotive, Inc. ("O'Reilly") (Nasdaq:
ORLY) today announced that it has entered into a definitive agreement to purchase all of the outstanding stock of W.E. Lahr Company and it's subsidiary Midwest Auto Parts Distributors, Inc. & affiliates ("Midwest"), headquartered in St. Paul, Minnesota.

Under the terms of the agreement, O'Reilly will purchase all of the outstanding stock of Midwest for $61 million in cash. The transaction is subject to customary closing conditions. The transaction is expected to close May 31, 2005.

Midwest operates 71 stores in Minnesota, Montana, South Dakota, Wisconsin and Wyoming that receive nightly delivery from one of their distribution centers located in St. Paul, Minnesota and Billings, Montana. Midwest recorded $98.7 million in sales for the fiscal year ending September 30, 2004. W.E. Lahr Company has been in business for 70 years as a major warehouse distributor, local jobber and retailer of automotive aftermarket parts. With this acquisition, Midwest's current operations will be a compliment to O'Reilly's already successful dual market strategy and expand O'Reilly's presence to twenty-four contiguous states.

Greg Henslee, Chief Executive Officer of O'Reilly, stated, "We are very excited about the growth opportunities and the great new markets that the acquisition of Midwest will bring. We view Midwest as a good fit both geographically and operationally."

Ted Wise, Chief Operating Officer stated, "Not only will we be adding 71 new stores in 5 new states, but we will also be welcoming nearly 700 Midwest team members to Team O'Reilly, where their knowledge and customer relationships will be a key to our success in those markets. In addition we are excited about the opportunity to continue serving the needs of the 108 independent jobber customers currently served by Midwest".

Jim Bartholomew, CEO of Midwest stated, "We believe the synergistic benefits of this combination will greatly enhance our program offering to our customers and provide expanded growth opportunities for our employees. Midwest's owner, Bill Lahr, passed away last fall. Bill had great respect for the O'Reilly family and their business model, and had Midwest adopt many of their strategies."

O'Reilly will add  approximately  160 new stores for 2005, in addition to the 71 new stores from the Midwest acquisition. The company anticipates this transaction to be accretive to earnings for 2005. Further guidance will be given following the closing of the transaction.

O'Reilly Automotive, Inc. is one of the largest specialty retailers of automotive aftermarket parts, tools, supplies, equipment and accessories in the United States, serving both the do-it-yourself and professional installer markets. Founded in 1957 by the O'Reilly family, the Company operated 1,286 stores within the states of Alabama, Arkansas, Florida, Georgia, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Mississippi, Missouri, Nebraska, North Carolina, Oklahoma, South Carolina, Tennessee, Texas and Virginia as of March 31, 2005.

The Company claims the protection of the safe-harbor for forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by forward-looking words such as "expect," "believe," "anticipate," "good," "plan," "intend," "estimate," "project," "will" or similar words. In addition, statements contained within this press release that are not historical facts are forward-looking statements, such as statements discussing among other things, expected growth, store development and expansion strategy, business strategies, future revenues and future performance. These forward-looking statements are based on estimates, projections, beliefs and assumptions and are not guarantees of future events and results. Such statements are subject to risks, uncertainties and assumptions, including, but not limited to, competition, product demand, the market for auto parts, the economy in general, inflation, consumer debt levels, governmental approvals, our ability to hire and retain qualified employees, risks associated with the integration of acquired businesses, weather, terrorist activities, war and the threat of war. Actual results may materially differ from anticipated results described or implied in these forward-looking statements. Please refer to the Risk Factors sections of the Company's Form 10-K for the year ended December 31, 2004, for more details.